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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

       Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported)  March 31, 1997
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                           PONDER INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)



          Delaware                   0-18656                   75-2268672
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       (State or other             (Commission                (IRS Employer
        jurisdiction of            File Number)            Identification No.)
        incorporation)


5005 Riverway Drive, Suite 550, Houston, Texas                          77056
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (713) 965-0653
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                               Not Applicable
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        (Former name or former address, if changed since last report)
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Item 1.       Change in Control of Registrant.

       Not Applicable.


Item 2.       Acquisition or Disposition of Assets.

       Not Applicable


Item 3.       Bankruptcy or Receivership.

       Not  Applicable.


Item 4.       Changes in Registrant's Certifying Accountant.

       Not Applicable.


Item 5.       Other Events.

       Not Applicable.


Item 6.       Resignations of Registrant's Directors.

       Not Applicable.


Item 7.       Financial Statements and Exhibits.

       Not Applicable


Item 8.       Change in Fiscal Year.

       Not Applicable.


Item 9.       Sales of Equity Securities Pursuant to Regulation S.

       On March 31, 1997 Ponder Industries, Inc., a Delaware corporation (the "Company") sold 511,200 shares of its common stock, $0.01 par value ("Common Stock") to Optimum Fund, a Grand Cayman corporation (the "Purchaser") for $450,000 cash pursuant to a Regulation S Subscription Agreement (the "Agreement") between the





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Company and the Purchaser.  The Common Stock was not registered under the
Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemptions for such registration provided under Regulation S of the rules and regulations ("Regulation S") promulgated under the Securities Act by the Securities and Exchange Commission. U.S. Milestone Corporation, a New York corporation ("USMC"), acted as the distributor, as that term is defined in Rule 902(c) of Regulation S. USMC received a commission of $45,000 for its efforts as a distributor. The Company relied upon certain representations and warranties of the Purchaser, including, among other things, as to its status as a non-U.S. person (as that term is defined in Regulation S), that it received and executed the Agreement outside of the U.S., and certain additional offering restrictions required by Rule 903 of Regulation S.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PONDER INDUSTRIES, INC.


                                   By:/s/ Eugene L. Butler
                                      ------------------------------------------
                                           Eugene L. Butler,
                                           Executive Vice President and Chief
                                           Financial Officer
                                           (Principal Accounting Officer)


DATE:  April 11, 1997





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